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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of report (Date of earliest event reported):
                        April 22, 1999 (April 21, 1999)



                                   CNET, Inc.
                                   ----------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


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
        Delaware                         0-20939                      13-3696170
        --------                         -------                      ----------
     (STATE OR OTHER              (COMMISSION FILE NUMBER)          (IRS EMPLOYER
JURISDICTION OF INCORPORATION)                                    IDENTIFICATION NO.)
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                              150 Chestnut Street
                        San Francisco, California 94111
                        -------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



              Registrant's telephone number, including area code:
                                 (415) 395-7800




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ITEM 5.  OTHER EVENTS.

         On April 21, 1999, CNET, Inc. (the "Company") issued a press release announcing the Company's earnings for the first quarter of 1999 and announcing a 2-for-1 stock split in the form of a stock dividend payable May 28, 1999 to record holders of the Company's common stock on May 10, 1999, pending approval by stockholders at the May 26, 1999 annual meeting of a proposal to increase the number of common shares authorized for issuance. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference. See "Index to Exhibits."


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

         99.1     Press Release issued by CNET, Inc. on April 21, 1999.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Dated:  April 22, 1999          CNET, INC.



                                            By:  DOUGLAS N. WOODRUM
                                                 ------------------------------
                                                 Douglas N. Woodrum
                                                 Chief Financial Officer



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                               INDEX TO EXHIBITS

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
Exhibit
 Number      Description
--------     -----------
 99.1        Press Release issued by CNET, Inc. on April 21, 1999.
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